EXHIBIT 32.1
                                                                    ------------
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Herley Industries, Inc. (the "Company") on Form 10-K for the fiscal year ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Myron Levy, Vice Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in such Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                Date:     October 31, 2005

                                By:     /s/ Myron Levy
                                        --------------
                                Name:   Myron Levy
                                Title:  Vice Chairman of the Board and
                                        Chief Executive Officer


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Herley Industries, Inc. (the "Company") on Form 10-K for the fiscal year ended August 1, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
V. Gilboy, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in such Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                Date:   October 31, 2005

                                By:     /s/ Anello C. Garefino
                                        ----------------------
                                Name:   Anello C. Garefino
                                        Title:    Acting Chief Executive Officer